UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  February 19, 2019

GREENWAY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

(formerly National Scientific Corporation)

Texas	000-55030	90-0893594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

Formerly

(8851 Camp Bowie West Blvd. Suite 240

Fort Worth, Texas,76116)

(Address of principal executive offices) (Zip Code)

800-289-2515

 Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 19, 2019, the Company received a letter of resignation from D. Patrick Six resigning as a Director effective immediately. The resignation has been accepted by the Chairman of the Board.

On February 19, 2019, the Company also received a letter signed by Mr. Six and his attorney announcing Mr. Six’s resignation from the Greenway Technologies Shareholders Committee effective immediately. The letter also ordered the Committee to remove Mr. Six’s name from the slate of nominees to serve as a director and to cease and desist using Mr. Six’s EDGAR number and/or credentials.

Item 9.01 Financial Statements and Exhibits

Exhibit 17.1 Letter of Resignation from The Board of Directors

Exhibit 17.2 Letter of Resignation from Greenway Technologies, Inc. Shareholders Committee

Exhibit 99.1 Press Release

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Greenway Technologies

Date: February 20, 2019	By:	/s/ Raymond Wright
Raymond Wright, Chairman of the Board